Exhibit 10.2

THIRD AMENDMENT

TO

GENERAL PARTNERSHIP AGREEMENT

OF

SOUTHERN NATURAL GAS COMPANY

June 30, 2010

THIRD AMENDMENT

TO

GENERAL PARTNERSHIP AGREEMENT

OF

SOUTHERN NATURAL GAS COMPANY

This THIRD AMENDMENT to GENERAL PARTNERSHIP AGREEMENT OF SOUTHERN NATURAL GAS COMPANY (the “Amendment”), is made and entered into as of this 30th day of June, 2010, by El Paso SNG Holding Company, L.L.C., a Delaware limited liability company (“EP SNG”), and EPPP SNG GP Holdings, L.L.C., a Delaware limited liability company (“EPPP SNG”), each as a general partner of the Partnership (collectively, “the Partners”).

WITNESSETH:

WHEREAS, Southern Natural Gas Company (“SNGC”), a Delaware corporation, owned and operated an interstate natural gas pipeline system and, through its subsidiaries, conducted other businesses; and

WHEREAS, in accordance with Section 266 of the Delaware General Corporation Law (“DGCL”) and Section 15-901 of the Delaware Revised Uniform Partnership Act (“DRUPA”), SNGC was converted (the “Conversion”) into a Delaware general partnership (the “Partnership”), with the Partnership’s existence deemed in accordance with DRUPA Section 15 901(d) to have commenced on the date that SNGC commenced its existence as a Delaware corporation; and

WHEREAS, pursuant to the General Partnership Agreement of Southern Natural Gas Company (the “Agreement”) and the Conversion, the stockholders of SNGC, EP SNG and EPPP SNG, became general partners of the Partnership, all of the issued and outstanding shares of capital stock in SNGC were converted into Partnership Interests in the Partnership, and the stockholders of SNGC became the owners of all of the Partnership Interests in the Partnership, each holding the Percentage Interest set forth opposite its name on Annex I to the Agreement; and

WHEREAS, pursuant to the Contribution and Exchange Agreement dated September 17, 2008, the Agreement was amended on September 30, 2008 to reflect the contribution, transfer and conveyance to EPPP SNG of a 15% Percentage Interest in the Partnership such that EPPP SNG owned a 25% Partnership Interest and EP SNG owned a 75% Partnership Interest; and

WHEREAS, pursuant to the Contribution Agreement dated June 17, 2010, and for good and valuable consideration, EP SNG agreed to contribute, transfer and convey to EPPP SNG an additional 16% Partnership Interest in the Partnership with a 90-day option to purchase an additional 4% Partnership Interest in the Partnership; and

WHEREAS, on June 23, 2010, the Agreement was amended to reflect the contribution, transfer and conveyance to EPPP SNG of the additional 16% Percentage Interest in the Partnership such that EPPP SNG owns a 41% Partnership Interest and EP SNG owns a 59% Partnership Interest; and

WHEREAS, on June 28, 2010, the Board of Directors of El Paso Pipeline GP Company, L.L.C. elected to exercise its option to acquire the additional 4% Partnership Interest in the Partnership; and

WHEREAS, in accordance with Section 3.4 of the Agreement, the Partners and the Management Committee of SNGC have expressly approved and consented (and do hereby expressly approve and consent) to the admission of El Paso Pipeline Partners, L.P., a Delaware limited partnership, or its designee as a partner of SNGC owning a 45% Partnership Interest and having all of the rights, privileges and obligations relating thereto, including the right to vote on Partnership matters.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partners hereby agree:

1.           Annex I to the Agreement shall be deleted in its entirety and shall be replaced with the attached Annex I.

2.           In accordance with Section 3.4 of the Agreement, the Partners and the Management Committee of SNGC have expressly approved and consented (and do hereby expressly approve and consent) to the admission of El Paso Pipeline Partners, L.P., a Delaware limited partnership, or its designee as a partner of SNGC owning a 45% Partnership Interest and having all of the rights, privileges and obligations relating thereto, including the right to vote on Partnership matters.

IN WITNESS WHEREOF, the Partners have executed this Amendment as of the date first set forth above.

PARTNERS:

EL PASO SNG HOLDING COMPANY, L.L.C.

By:	/s/ James C. Yardley
Name:	James C. Yardley
Title:	President

EPPP SNG GP HOLDINGS, L.L.C.

By:	/s/ Rosa P. Jackson
Name:	Rosa P. Jackson
Title:	Vice President and Controller

[Signature page to Third Amendment to Partnership Agreement of Southern Natural Gas Company]

ANNEX I

Partner Identity and Address	Percentage Interest	Number of Representatives and Alternative Representatives	Identity of Representatives	Identity of Alternate Representatives	Parent

El Paso SNG Holding Company, L.L.C. El Paso Building 1001 Louisiana Houston, Texas 77002 Attention: ______	55%	3 Representatives and up to 3 Alternates	Norman G. Holmes Daniel B. Martin Michael J. Varagona	William G. Cope ________________ ________________	El Paso Corporation

EPPP SNG GP Holdings, L.L.C. El Paso Building 1001 Louisiana Houston, Texas 77002 Attention: ______	45%	1 Representative 1 Alternate	James C. Yardley	________________	El Paso Pipeline Partners, L.P.